AGREEMENT AND PLAN OF MERGER


     AGREEMENT AND PLAN OF MERGER ("Agreement"), dated as of April 15, 2003, among NETVIEW TECHNOLOGIES, INC., a Texas corporation (the "Company"), ELINEAR, INC., a Delaware corporation (the "Parent"), and NETVIEW ACQUISITION CORP., a Texas corporation, and a wholly owned subsidiary of Parent ("Merger Sub").

     WHEREAS, the respective Boards of Directors of Parent, the Merger Sub and the Company have duly approved the acquisition of the Merger Sub by means of a Merger of the Merger Sub with and into the Company pursuant to the terms of this Agreement, it is therefore agreed as follows:

                                    ARTICLE I
                                   THE MERGER

     SECTION 1.1 The Merger. Upon the terms and subject to the conditions hereof, and in accordance with the relevant provisions of the Texas Business Corporation Act (the "Act"), the Merger Sub shall be merged with the Company (the "Merger") as soon as practicable following the satisfaction or waiver, if permissible, of the conditions set forth in Article VI hereof. Following the Merger, the Company shall continue as the surviving corporation (the "Surviving Corporation") and continue its existence under the laws of the State of Texas, and the separate corporate existence of the Merger Sub shall cease.

     SECTION 1.2 Effective Time. The Merger shall be consummated by filing with the Secretary of State of Texas the Articles of Merger in the form attached hereto as Exhibit "A" (the "Articles of Merger") (the time of such filing being
           -----------
the  "Effective  Time").

     SECTION 1.3 Effects of the Merger. The Merger shall have the effects set forth in Article 5.06 of the Act. As of the Effective Time, the Merger Sub shall merge with and into the Company, and the Company shall become a direct wholly owned Subsidiary of Parent. It is the intention of the parties that the Merger will constitute a tax-free reorganization pursuant to the provisions of
Section 368(a)(1)(A) of the Internal Revenue Code of 1986 (as amended) (the "Code").

     SECTION 1.4 Articles of Incorporation and Bylaws. The Articles of Incorporation of the Company and the Bylaws of the Company, both as in effect at the Effective Time, shall be the Articles of Incorporation and Bylaws of the Surviving Corporation.

     SECTION 1.5 Directors. As of the Effective Time, all directors of the Company shall remain the directors of the Surviving Corporation.

     SECTION 1.6 Officers. Upon execution of this Agreement and satisfaction of all conditions to the Closing of the Merger, the officers of the Company will remain as the officers of the Surviving Corporation as of the Effective Time.

     SECTION  1.7     Transfer  of  and  Payment  for  Shares.

          (a) Each share of common stock, par value $0.001 ("Shares"), of the Company issued and outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action on the part of any holder thereof, be cancelled and reissued as 12,961.979 newly issued, fully paid, and non-assessable share of the common stock of the Parent. From and after the Effective Time, holders of certificates formerly evidencing Shares of the Company shall cease to have any rights as stockholders of the Company, except as provided herein or by law.

          (b) In exchange for the cancelled shares of the Company, the shareholders shall be entitled to receive the following (referred to as the "Merger Consideration"): 12,961,979 shares of the common stock, par value $.02 per share of the Parent, to be issued in the name and denominations set forth in the Disclosure Schedule.


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     SECTION  1.8     Closing.  Upon  the  terms  and  subject to the conditions hereof, as soon as practicable after the mutual agreement of the Company, the Parent and the Merger Sub that all conditions described in Article VI have been satisfied or waived by the applicable party, the Company and the Merger Sub shall execute in the manner required by the Act and deliver to the Texas Secretary of State duly executed and verified Articles of Merger, and the parties shall forthwith thereafter take such other and further actions as may be required by law to make the Merger effective. Contemporaneous with the filings referred to in this Section, a closing (the "Closing") will be held at the offices of Brewer & Pritchard, P.C., Three Riverway, Suite 1800, Houston, Texas 77056, for the purpose of implementing all transactions described in this Agreement.

     SECTION 1.9 Excluded Assets. Prior to the Effective Time, the Company shall take appropriate action to convey to the shareholders any assets and any liabilities associated with such assets that are listed in the Disclosure Schedule and agreed to by Parent.


                                   ARTICLE II
                                APPRAISAL RIGHTS

     SECTION  2.1     Stockholders  Rights.   By  virtue  of  the  Act,  the
stockholders of the Company are entitled to exercise any appraisal rights in connection with the Merger. It is a condition to Parent's and Merger Sub's obligation to complete the Merger and that no stockholder of the Company shall exercise any dissenter's rights.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

     The Company represents and warrants to the Parent and the Merger Sub as follows:

     SECTION 3.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. The Company has no subsidiaries. The Company has all requisite power and authority to own or operate its properties and conduct its business as it is now being conducted. The Company is duly qualified and in good standing as a foreign corporation or entity authorized to do business in each of the jurisdictions in which the character of the properties owned or held under lease by it or the nature of the business transacted by it makes such qualification necessary, except where the failure to qualify would not have a Material Adverse Effect. The Company has delivered to the Parent and Merger Sub true and correct copies of the Articles of Incorporation and Bylaws of the Company.

     SECTION 3.2 Capitalization. The authorized capital stock of the Company consists of 1,000,000 shares of common stock, par value $.001 per share. As of December 31, 2002, 1,000 shares were issued and outstanding. Except as described in the Disclosure Schedule, since December 31, 2002, the Company has not issued any shares or other capital stock, and has not repurchased or redeemed any shares. All issued and outstanding shares are validly issued, fully paid, non-assessable and free of preemptive rights.

     SECTION 3.3 Authority Relative to this Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall, as of the Closing, have been duly and validly authorized by the Board of Directors and shareholders, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes a valid and binding obligation of each of Parent and Merger Sub, this Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with and subject to its terms and conditions.


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     SECTION  3.4     Financial  Statements. The Company has delivered to Parent copies of its financial statements as of and for the year ended December 31, 2002, certified by Gerald R. Hendricks & Co., P.C., (the "Company Financial Statements"). Each of the Company Financial Statements fairly presents the financial position of the entity or entities to which it relates as of its date, and each of the related statements of operations and retained earnings and cash flows or equivalent statements in the Company Financial Statements (including any related notes and schedules) fairly presents the results of operations, retained earnings and cash flows, as the case may be, of the entity or entities to which it relates for the period set forth therein in each case in accordance with generally accepted accounting principles applicable to the particular entity consistently applied throughout the periods involved, except as may be noted therein. The accounts receivable, notes receivable and any other contingent asset reflected on the latest balance sheet of the Company arose from bona fide transactions in the ordinary course of business, and, to the best of the Company's knowledge, are not subject to any offset or counterclaim. The expenses reflected on the latest balance sheet of the Company are related to Company business.

     SECTION 3.5 Consents and Approvals; No Violation. Except as described in the Disclosure Schedule, neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will (a) conflict with or result in any breach of any provision of the Articles of Incorporation, Bylaws or other organization documents of the Company, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority (as defined herein), except the filing of the Articles of Merger pursuant to the Act, or where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not in the aggregate have a Material Adverse Effect (as defined herein), (c) result in a material default (with or without due notice or lapse of time or both) (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, Contract (as hereinafter defined), license, agreement or other instrument or obligation to which the Company is a party or by which the Company or any of its assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been requested, (d) result in the creation or imposition of any lien, charge or other encumbrance on the assets of the Company, or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its assets, except for violations which would not in the aggregate have a Material Adverse Effect.

     SECTION 3.6 Litigation, etc. Except as described in the Disclosure Schedule, (a) there is no action, claim, or proceeding pending or, to the Knowledge of the Company, threatened, to which the Company or its officers or directors is or would be a party before any court or Governmental Authority acting in an adjudicative capacity, or any arbitrator or arbitration tribunal;
(b) the Company is not subject to any outstanding order, writ, injunction or decree; and (c) since December 31, 2002, there have been no claims made or actions or proceedings brought against any officer or director of the Company arising out of or pertaining to any action or omission within the scope of his employment or position with the Company. All litigation and other administrative, judicial or quasi-judicial proceedings to which the Company or its officers or directors is a party or to which they have been threatened to their knowledge to be made a party, are described in the Disclosure Schedule.

     SECTION 3.7 Changes. Except as expressly contemplated by this Agreement or as reflected in the Disclosure Schedule or in the Company Financial Statements, since December 31, 2002, the Company has conducted its business only in the ordinary and usual course, and, except as set forth in the Disclosure Schedule or in the Company Financial Statements, none of the following has occurred, except as shall have occurred in the ordinary course of its business:

            (a) any material adverse change in the condition (financial or other), results of operations, business, assets, customer, supplier and employee relations of the Company, taken as a whole;

            (b) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities or business, except insofar as may have been required by a change in generally accepted accounting principles;

            (c) any damage, destruction or loss, whether or not covered by insurance, resulting in a Material Adverse Effect on the Company;


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            (d)  any  declaration,  setting  aside  or  payment  of dividends or distributions in respect of the Shares, or any redemption, purchase or other acquisition of any of the securities of the Company;

            (e) any issuance by the Company of, or commitment of the Company to issue, any Shares or other capital stock or securities convertible into or exchangeable or exercisable for Shares or other capital stock;

            (f) any entry by the Company into any commitment or transaction material to the condition (financial or other), business or operations of the Company, taken as a whole, which is not in the ordinary course of business and consistent with past practice;

            (g) any revaluation by the Company of any of its assets, including without limitation, writing down the value of assets or writing off notes or accounts receivable other than in the ordinary course of business and consistent with past practice;

            (h) any agreement by the Company to do any of the things described in the preceding clauses (a) through (g) other than as expressly contemplated or provided for herein; or

            (i) any waiver by the Company of any rights that, singularly or in the aggregate, are material to the business, assets, financial condition, or results of operations of the Company, taken as a whole.

     SECTION  3.8     Real  Property.

            (a) The Disclosure Schedule sets forth the location and legal description of each parcel of Real Property owned, leased or utilized by the Company.

            (b) The Real Property and the present uses thereof comply in all material respects with all material laws and regulations (including zoning laws and ordinances) of each Government having jurisdiction over the Real Property, and the Company has not received any notice from any Government alleging that the Real Property or any improvements erected or situated thereon, or the uses conducted thereon or therein, violate any regulations of any Government having jurisdiction over the Real Property.

            (c) The Company holds all Environmental Permits necessary for conducting its business and has conducted, and is presently conducting, its business in material compliance with all applicable Environmental Laws and Environmental Permits held by it, including, without limitation, all record keeping and filing requirements. There are no pending, or to the Company's Knowledge, threatened Actions or Orders against or involving the Company relating to any alleged past or ongoing violation of any Environmental Laws or Environmental Permits with respect to the Real Property, nor to the Company's Knowledge is the Company subject to any liability for any such past or ongoing violation.

     SECTION  3.9     Taxes,  Tax  Returns.

          (a) Except as set forth on the Disclosure Schedule, the Company has duly and timely filed in correct form all federal, state and local information returns and tax returns required to be filed by it on or prior to the date hereof (all such returns to the Knowledge of the Company being accurate and complete in all material respects) and, to the Knowledge of the Company, has duly paid or made provision for the payment of all taxes and other governmental charges which have been incurred or are due or claimed to be due from them by any Governmental Authority (including, without limitation, those due in respect of their properties, income, business, capital stock, franchises, licenses, sales and payrolls) other than taxes or other charges (i) which are not yet delinquent, (ii) have not been finally determined or (iii) that would not have a Material Adverse Effect on the Company. The liabilities and reserves for taxes in the Company Financial Statements are sufficient to the best of the Company's Knowledge in the aggregate for the payment of all unpaid federal, state and local taxes (including any interest or penalties thereon), whether or not disputed or accrued, for the period ended December 31, 2002, or for any year or period prior thereto, and for which the Company may be liable in its own right or as transferee of the assets of, or successor to, any corporation, person, association, partnership, joint venture or other entity.


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          (b)     To  the  Knowledge  of  the  Company,  (i) proper and accurate amounts have been withheld by the Company from its employees and others for all prior periods in compliance in all material respects with the tax withholding provisions of applicable federal, state and local laws and regulations, and proper due diligence steps have been taken in connection with back-up withholding, (ii) federal, state and local returns which are accurate and complete in all material respects have been filed by the Company for all periods for which returns were due with respect to income tax withholding, Social Security and unemployment taxes and (iii) the amounts shown on such returns to be due and payable have been paid in full, or adequate provision therefore has been included by the Company in the most recent Company Financial Statements.

     SECTION 3.10 Undisclosed Liabilities. The Company is not liable for or subject to any material Liabilities (as hereinafter defined), except (a) Liabilities adequately disclosed or reserved for in the most recent Company Financial Statements and not heretofore paid or discharged, (b) Liabilities under any contract, commitment or agreement specifically disclosed on the Disclosure Schedule, or (c) Liabilities incurred, consistent with past practice, in or as a result of the ordinary course of business of the Company since the date of the most recent Company Financial Statements. As used in this Agreement, the term "Liability" or "Liabilities" includes any material direct or indirect liability, indebtedness, obligation, guarantee or endorsement (other than endorsements of notes, bills, and checks presented to banks for collection or deposit in the ordinary course of business), whether known or unknown, accrued, absolute, contingent or otherwise.

     SECTION  3.11     No  Default;  Compliance.

            (a) Except as set forth in the Disclosure Schedule, the Company is not in material default under, and no condition exists that with notice or lapse of time or both would constitute a material default under, (i) any mortgage, loan agreement, indenture, evidence of indebtedness or other instrument evidencing borrowed money to which the Company is a party or by which the Company or its properties is bound, (ii) any judgment, order or injunction of any court, arbitrator or governmental agency or (iii) any other agreement, contract, lease, license or other instrument, which default or potential default might reasonably be expected to have a Material Adverse Effect.

            (b) Except as set forth in the Disclosure Schedule, the Company has complied in all material respects with all laws, regulations, orders, judgments or decrees of any federal or state court or Governmental Authority applicable to its businesses and operations, non-compliance with which might reasonably be expected to have a Material Adverse Effect.

     SECTION 3.12 Representations and Warranties Continuing. The representations and warranties set forth herein shall be true and correct on the date hereof and subject to an update of the Disclosure Schedule from time to time, at all times prior to the Effective Time as if made from time to time, including, without limitation, at the Effective Time and the Closing.

     SECTION 3.13 Contracts and Commitments. Except as listed and described in the Disclosure Schedule or the Company Financial Statements, the Company is not a party to, nor is it or its assets bound by any written or oral covenant, contract, agreement or understanding (a "Contract"), including the following:

            (a) any Contract with any present or former stockholder, director, officer, employee or consultants;

            (b) any Contract with any labor union or other representative of employees;

            (c) any Contract for the future purchase of, or payment for, supplies or products, or for the performance of services by a third party, involving payment or potential payment by the Company of $10,000 or more under any one Contract or series of related Contracts;

            (d) any Contract, including, without limitation, any outstanding quotations, bids or proposals, to sell goods or to perform services in an aggregate amount in excess of $10,000;


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            (e)  any conditional sale agreement or lease under which the Company is either the seller or purchaser, lessor or lessee, involving annualized payments or potential payments by or to the Company that is in excess of $10,000;

            (f) any Contract (including, without limitation, any note, debenture, bond, conditional sale or equipment trust agreement, letter of credit agreement or loan agreement) for the borrowing or lending of money more than $10,000 (including, without limitation, those to or from officers, directors or stockholders of the Company, or any affiliates or members of their immediate families, for a line of credit, or for a guarantee, security, indemnitee, pledge or undertaking of the indebtedness or obligations of any other person);

            (g)  any  Contract  for  any  charitable  or political contribution;

            (h) any Contract for any capital expenditure involving future payments, which, together with future payments under all other existing Contracts for the same capital project, are in excess of $10,000;

            (i) any Contract limiting or restraining the Company from engaging or competing in any lines of business with any person;

            (j) any license, franchise, distributorship or other Contract relating in whole or in part to any ideas, technical assistance or other know-how of or used by the Company;

            (k) any Contract greater than $10,000 which is expected to continue for more than six months from the date hereof;

            (l)  any  Contract  not  made  in  the  ordinary course of business;

            (m) any guaranty, direct or indirect, of any person of any contract, lease or agreement in an amount greater than $10,000 entered into by the Company;

Except as may be disclosed on the Disclosure Schedule: each of the Contracts listed on the Disclosure Schedule is valid and enforceable in accordance with its terms; to the best of the Company's Knowledge, the Company and the other parties thereto are in substantial compliance with the provisions thereof; except as may be disclosed on the Disclosure Schedule, neither the Company nor any other party is (or by reason of the consummation of the transactions contemplated by this Agreement, will be) in default in the performance, observance or fulfillment of any obligation, covenant or condition contained therein and no event has occurred or is anticipated to occur (including the consummation of the transactions contemplated by this Agreement) which with or without the giving of notice or lapse of time, or both, would constitute a default or give the right of termination thereunder.

     SECTION  3.14     Compliance  with  Law and Permits.  To its Knowledge, the
Company has owned and operated its properties and assets in substantial compliance with the provisions and requirements of all laws, orders, regulations, rules and ordinances issued or promulgated by all Governmental Authorities having jurisdiction with respect thereto, except where the failure to own and operate such properties and assets in compliance with such provisions and requirements would not reasonably be expected to have a Material Adverse Effect. All material governmental certificates, consents, permits, licenses or other authorizations with regard to the ownership or operation by the Company of its properties and assets have been obtained, and to the Knowledge of the Company no violation exists in respect of such licenses, permits or authorizations, except where the failure to obtain and hold such permits, or any violation thereof by the Company, would not reasonably be expected to have a Material Adverse Effect. To the Knowledge of the Company, none of the documents and materials filed with or furnished to any Governmental Authority with respect to the properties, assets or businesses of the Company contains any untrue statement of a material fact or fails to state a material fact necessary to make the statements therein not misleading.

     SECTION 3.15 Title to Property. Except as disclosed on the Disclosure Schedule, the Company has good and marketable title, insured with respect to properties and assets which currently are of a type for which insurance is generally available, free and clear (except as indicated in the Disclosure Statement or in the most recent Company Financial Statements and liens for current taxes not yet due and payable), of all security interests, liens,


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encumbrances  and  encroachments  of a material nature, to its real property and other property and assets that are material to the Company's business on a consolidated basis.

     SECTION  3.16     Insurance  and  Bank  Accounts.

            (a) The Disclosure Schedule sets forth a complete and accurate list and description of all insurance policies in force naming the Company or any employees of the Company as an insured or beneficiary or as a loss payable payee or for which the Company has paid or is obligated to pay all or part of the premiums. The Company has not received notice of any pending or threatened termination or retroactive premium increase with respect thereto, and the Company is in compliance in all material respects with all conditions contained therein. There are no pending material claims against such insurance by the Company as to which insurers have denied liability, no defenses provided by insurers under reservations of rights, and no material claim under such insurance that has not been properly filed by the Company.

            (b) The Disclosure Schedule contains a list of all bank and investment accounts maintained by the Company, including the account numbers, recent balance, institution, and persons having signing authority.

     SECTION 3.17 Trade Names, Trademarks, and Copyrights. The Disclosure Schedule sets forth all trade names, trademarks, service marks, and copyrights and their registrations, owned by the Company or in which it has any rights or licenses, together with a brief description of each. The Company has no knowledge of any infringement or alleged infringement by others of any trade name, trademark, service mark, or copyright. The Company has not infringed, nor is now infringing, on any trade name, trademark, service mark, or copyright belonging to any other person, firm, or corporation. Except as set forth in the Disclosure Schedule, the Company is not a party to any license, agreement, or arrangement, whether as licensor, licensee, franchisor, franchisee, or otherwise, with respect to any trade names, trademarks, service marks, or applications for it, or any copyrights. The Company owns, or holds adequate licenses or other rights to use, all trade names, trademarks, service marks, and copyrights necessary for its respective business as now conducted by it, and that use does not, and will not, conflict with, infringe on, or otherwise violate any rights of others.

     SECTION 3.18 Title to Assets. The Company has good and marketable title to all of its assets, whether real, personal, mixed, tangible, or intangible, which constitute all the assets and interests in assets that are used in its business. All of the assets are free and clear of restrictions on or conditions to transfer or assignment, and of mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions, or restrictions, except for (a) those disclosed in the Financial Statements or in the Disclosure Schedule; (b) the lien of current taxes not yet due and payable; and (c) possible minor matters that, in the aggregate, are not substantial in amount and do not materially detract from or interfere with the present or intended use of any of these assets or materially impair business operations. The Company is not in default or in arrears in any material respect under any lease of property used in its business.

     SECTION 3.19 Interests in Customers, Suppliers, Etc. No shareholder, officer, director or affiliate of the Company possesses, directly or indirectly, any financial interest in, or is a director, officer, employee or affiliate of, any corporation, firm, association or business organization that is a client, supplier, customer, lessor, lessee or competitor of such Company. Ownership of securities of a corporation whose securities are registered under the Exchange Act not in excess of five percent (5%) of any class of such securities shall not be deemed to be a financial interest for purposes of this Section.

     SECTION 3.20 Investment Purpose. Each stockholder will execute a subscription agreement in the form attached as Exhibit B.
                                                      ----------

     SECTION  3.21  Tax Audits.  Except as disclosed in the Disclosure Schedule,
(i) no audit of any material federal, state or local U.S. return of the Company is currently in progress, nor has the Company been notified that such an audit is contemplated by any taxing authority, (ii) the Company has not extended any statute of limitations with respect to the period for assessment of any federal, state or local U.S. tax, (iii) the Company does not contemplate the filing of an amendment to any return, which amendment would have a Material Adverse Effect on the Company, and (iv) the Company has no any actual or potential material liability for any tax obligation of any taxpayer other than the Company. Except as disclosed in the Disclosure Schedule, there are no material tax claims pending against the Company and there are no material tax claims to the knowledge of the Company threatened to be asserted against the Company. For purposes of this section, "tax" and "taxes" shall include all income, gross receipt, franchise, excise, real and personal property, sales, ad valorem, employment, withholding and other taxes imposed by any foreign, federal, state, municipal, local, or other Governmental Authority including assessments in the nature of taxes.


                                   ARTICLE IV
            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

     Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

     SECTION 4.1 Authority Relative to this Agreement. The Parent and Merger Sub have all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Boards of Directors of the Parent and Merger Sub, and no other corporate proceedings on the part of the Parent and Merger Sub are necessary to authorize this Agreement or to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by the Parent and Merger Sub and, assuming this Agreement constitutes a valid and binding obligation of the Company, this Agreement constitutes a valid and binding agreement of the Parent and Merger Sub, enforceable against the Parent and Merger Sub in accordance with and subject to its terms and conditions.

     SECTION 42 SEC Reports. Since January 1, 2000, to the best of its Knowledge, the Parent has filed all required forms, reports and documents ("Parent SEC Reports") with the Securities and Exchange Commission (the "SEC") required to be filed by it pursuant to the federal securities laws and the SEC rules and regulations thereunder, all of which have complied in all material respects with all applicable requirements of the Securities Act of 1933 ("Securities Act") and the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and interpretive releases promulgated thereunder. None of such Parent SEC Reports, including without limitation any financial statements, notes, or schedules included therein, at the time filed, contained, or, if to be filed in the future will contain, any untrue statement of a material fact, or omitted, omit or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Each of the consolidated balance sheets in or incorporated by reference into the Parent SEC Reports fairly presents or will fairly present the financial position of the entity or entities to which it relates as of its date, and each of the related consolidated statements of operations and retained earnings and cash flows or equivalent statements in the Parent SEC Reports (including any related notes and schedules) fairly presents or will fairly present the results of operations, retained earnings and cash flows, as the case may be, of the entity or entities to which it relates for the period set forth therein (subject in the case of unaudited interim statements, to normal year-end audit adjustments) in each case in accordance with generally accepted accounting principles applicable to the particular entity consistently applied throughout the periods involved, except as may be noted therein. The consolidated financial statements included or to be included in the Parent SEC Reports are hereinafter sometimes collectively referred to as the "Parent Financial Statements."

     SECTION 4.3 Consents and Approvals; No Violation. Except as described in the Disclosure Schedule, neither the execution and delivery of this Agreement by the Parent and Merger Sub nor the consummation of the transactions contemplated hereby nor compliance by the Parent and Merger Sub with any of the provisions hereof will conflict with or result in any breach of any provision of the Articles of Incorporation or By-laws of the Parent or Merger Sub, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except the filing of Articles of Merger pursuant to the Act, or where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not in the aggregate have a Material Adverse Effect, result in a material default (with or without due notice or lapse of time or both) (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, Contract, license, agreement or other instrument or obligation to which the Parent or Merger Sub is a party or by which the Parent, Merger Sub or any of their respective assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been requested or which, in the aggregate, would not have a Material Adverse Effect, result in the creation or imposition of any lien, charge or other encumbrance on the assets of the Parent or Merger Sub, or violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Parent, Merger Sub or any of their respective assets, except for violations which would not in the aggregate have a Material Adverse Effect.

     SECTION 4.4 Organization and Qualification. The Parent and Merger Sub are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware and Texas, respectively. The Parent and Merger Sub have all requisite power and authority to own or operate their properties and conduct their business as they are now being conducted. Each of the Parent and Merger Sub are duly qualified and in good standing as a foreign corporation or entity authorized to do business in each of the jurisdictions in which the character of the properties owned or held under lease by them or the nature of the business transacted by them makes such qualification necessary, except where the failure to qualify would not have a Material Adverse Effect. The Parent and Merger Sub have delivered to the Company true and correct copies of the Articles of Incorporation and Bylaws of the Parent and Merger Sub.

     SECTION 4.5 Capitalization. The authorized capital stock of the Parent consists of 100,000,000 shares of common stock, par value $.02 per share, and 10,000,000 shares of preferred stock, par value $.02 per share. The authorized capital stock of the Merger Sub consists of 1,000,000 shares. As of December 31, 2002, 1,068,281 shares of the Parent were issued and outstanding, and 1,000 shares of Merger Sub were issued and outstanding. Except as described in the Disclosure Schedule, since December 31, 2002 neither the Parent nor the Merger Sub have issued any shares or other capital stock, and have not repurchased or redeemed any Shares. All issued and outstanding Shares are validly issued, fully paid, non-assessable and free of preemptive rights.

     SECTION 4.6 Litigation, etc. Except as described in the Disclosure Schedule, (a) there is no action, claim, or proceeding pending or, to the Knowledge of the Parent or Merger Sub, threatened, to which the Parent or Merger Sub or its officers or directors are or would be a party before any court or Governmental Authority acting in an adjudicative capacity, or any arbitrator or arbitration tribunal; (b) the Parent and Merger Sub are not subject to any outstanding order, writ, injunction or decree; and (c) since December 31, 2002, there have been no claims made or actions or proceedings brought against any officer or director of the Parent or Merger Sub arising out of or pertaining to any action or omission within the scope of his employment or position with the Parent or Merger Sub. All litigation and other administrative, judicial or quasi-judicial proceedings to which the Parent or its officers or directors is a party or to which it has been threatened to the Parent's or Merger Sub's or its officers or directors Knowledge to be made a party, are described in the Disclosure Schedule.

     SECTION 4.7 Changes. Except as expressly contemplated by this Agreement or as reflected in the Disclosure Schedule or in the Parent's Financial Statements, since December 31, 2002, the Parent and Merger Sub have conducted their businesses only in the ordinary and usual course, and, except as set forth in the Disclosure Schedule or in the Parent Financial Statements, none of the following has occurred, except as shall have occurred in the ordinary course of its business:

            (a) any material adverse change in the condition (financial or other), results of operations, business, assets, customer, supplier and employee relations of the Parent, taken as a whole;

            (b) any change in accounting methods, principles or practices by the Parent materially affecting its assets, liabilities or business, except insofar as may have been required by a change in generally accepted accounting principles;

            (c) any damage, destruction or loss, whether or not covered by insurance, resulting in a Material Adverse Effect on the Parent;

            (d) any declaration, setting aside or payment of dividends or distributions in respect of the Shares, or any redemption, purchase or other acquisition of any of the securities of the Parent;

            (e) any issuance by the Parent of, or commitment of the Parent to issue, any Shares or other capital stock or securities convertible into or exchangeable or exercisable for Shares or other capital stock;

            (f) any entry by the Parent into any commitment or transaction material to the condition (financial or other), business or operations of the Parent, taken as a whole, which is not in the ordinary course of business and consistent with past practice;

            (g) any revaluation by the Parent of any of its assets, including without limitation, writing down the value of assets or writing off notes or accounts receivable other than in the ordinary course of business and consistent with past practice;

            (h) any agreement by the Parent to do any of the things described in the preceding clauses (a) through (g) other than as expressly contemplated or provided for herein; or

            (i) any waiver by the Parent of any rights that, singularly or in the aggregate, are material to the business, assets, financial condition, or results of operations of the Parent, taken as a whole.

     SECTION  4.8     Real  Property  .

            (a) The Disclosure Schedule sets forth the location and legal description of each parcel of Real Property owned, leased or utilized by the Parent or Merger Sub.

            (b) The Real Property and the present uses thereof comply in all material respects with all material laws and regulations (including zoning laws and ordinances) of each Government having jurisdiction over the Real Property, and neither the Parent nor Merger Sub have received any notice from any Government alleging that the Real Property or any improvements erected or situated thereon, or the uses conducted thereon or therein, violate any regulations of any Government having jurisdiction over the Real Property.

            (c) The Parent holds all Environmental Permits necessary for conducting its business and has conducted, and is presently conducting, its Business in material compliance with all applicable Environmental Laws and Environmental Permits held by it, including, without limitation, all record keeping and filing requirements. There are no pending, or to the Parent's Knowledge, threatened Actions or Orders against or involving the Parent or Merger sub relating to any alleged past or ongoing violation of any Environmental Laws or Environmental Permits with respect to the Real Property, nor to the Parent's Knowledge is the Parent subject to any liability for any such past or ongoing violation.

     SECTION 4.9 ERISA Matters. The Parent does not have any "Employee Benefit Plans" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Parent has never contributed to a "multi-employer plan" as defined in Section 3(37) of ERISA.

     SECTION  4.10     Taxes,  Tax  Returns.

            (a) The Parent has delivered to the Company copies of the federal income tax returns of the Parent for each of the last three fiscal years and all schedules and exhibits thereto. Except as set forth on the Disclosure Schedule, the Parent has duly and timely filed in correct form all federal, state and local information returns and tax returns required to be filed by it on or prior to the date hereof (all such returns to the Knowledge of the Parent being accurate and complete in all material respects) and, to the Knowledge of the Parent, has duly paid or made provision for the payment of all taxes and other governmental charges which have been incurred or are due or claimed to be due from them by any Governmental Authority (including, without limitation, those due in respect of their properties, income, business, capital stock, franchises, licenses, sales and payrolls) other than taxes or other charges (i) which are not yet delinquent or are being contested in good faith and set forth in the Disclosure Schedule, (ii) have not been finally determined or (iii) that would not have a Material Adverse Effect on the Parent. The liabilities and reserves for taxes in the Parent Financial Statements are sufficient to the best of the Parent's Knowledge in the aggregate for the payment of all unpaid federal, state and local taxes (including any interest or penalties thereon), whether or not disputed or accrued, for the period ended December 31, 2002, or for any year or period prior thereto, and for which the Parent may be liable in its own right or as transferee of the assets of, or successor to, any corporation, person, association, partnership, joint venture or other entity.

            (b) To the Knowledge of the Parent, (i) proper and accurate amounts have been withheld by the Parent from its employees and others for all prior periods in compliance in all material respects with the tax withholding provisions of applicable federal, state and local laws and regulations, and proper due diligence steps have been taken in connection with back-up withholding, (ii) federal, state and local returns which are accurate and complete in all material respects have been filed by the Parent for all periods for which returns were due with respect to income tax withholding, Social Security and unemployment taxes and (iii) the amounts shown on such returns to be due and payable have been paid in full, or adequate provision therefore has been included by the Parent in the most recent Parent Financial Statements.

     SECTION 4.11 Tax Audits. Except as disclosed in the Disclosure Schedule, (i) no audit of any material federal, state or local U.S. return of the Parent is currently in progress, nor has the Parent been notified that such an audit is contemplated by any taxing authority, (ii) the Parent has not extended any statute of limitations with respect to the period for assessment of any federal, state or local U.S. tax, (iii) the Parent does not contemplate the filing of an amendment to any return, which amendment would have a Material Adverse Effect on the Parent, and (iv) the Parent has no any actual or potential material liability for any tax obligation of any taxpayer other than the Parent. Except as disclosed in the Disclosure Schedule, there are no material tax claims pending against the Parent and there are no material tax claims to the knowledge of the Parent threatened to be asserted against the Parent. For purposes of this section, "tax" and "taxes" shall include all income, gross receipt, franchise, excise, real and personal property, sales, ad valorem, employment, withholding and other taxes imposed by any foreign, federal, state, municipal, local, or other Governmental Authority including assessments in the nature of taxes.

     SECTION 4.12 Undisclosed Liabilities. The Parent is not liable for or subject to any material Liabilities (as hereinafter defined), except (a) Liabilities adequately disclosed or reserved for in the most recent Parent Financial Statements and not heretofore paid or discharged, (b) Liabilities under any contract, commitment or agreement specifically disclosed on the Disclosure Schedule, or (c) Liabilities incurred, consistent with past practice, in or as a result of the ordinary course of business of the Parent since the date of the most recent Parent Financial Statements. As used in this Agreement, the term "Liability" or "Liabilities" includes any material direct or indirect liability, indebtedness, obligation, guarantee or endorsement (other than endorsements of notes, bills, and checks presented to banks for collection or deposit in the ordinary course of business), whether known or unknown, accrued, absolute, contingent or otherwise.

     SECTION  4.13     No  Default;  Compliance.

            (a) Except as set forth in the Disclosure Schedule, neither the Parent nor the Merger Sub is in material default under, and no condition exists that with notice or lapse of time or both would constitute a material default under, (i) any mortgage, loan agreement, indenture, evidence of indebtedness or other instrument evidencing borrowed money to which the Parent or Merger Sub is a party or by which the Parent or Merger Sub or their properties are bound, (ii) any judgment, order or injunction of any court, arbitrator or governmental agency or (iii) any other agreement, contract, lease, license or other instrument, which default or potential default might reasonably be expected to have a Material Adverse Effect.

            (b) Except as set forth in the Disclosure Schedule, the Parent and Merger Sub have complied in all material respects with all laws, regulations, orders, judgments or decrees of any federal or state court or Governmental Authority applicable to their respective businesses and operations, non-compliance with which might reasonably be expected to have a Material Adverse Effect.

            (c) All prior issuances of Parent securities have been either: (i) properly and legally registered with the Securities and Exchange Commission and the securities commission of any state, as applicable, or (ii) properly and legally issued in reliance upon an exemption from registration under the Securities Act.

     SECTION 4.14 Representations and Warranties Continuing. The representations and warranties set forth herein shall be true and correct on the date hereof and subject to an update of the Disclosure Schedule from time to time, at all times prior to the Effective Time as if made from time to time, including, without limitation, at the Effective Time and the Closing.

     SECTION 4.15 Contracts and Commitments. Except as listed and described in the Disclosure Schedule or the Parent Financial Statements, neither the Parent nor the Merger Sub is a party to, nor are their assets bound by any written or oral covenant, contract, agreement or understanding (a "Contract"), including the following:

            (a) any Contract with any present or former stockholder, director, officer, employee or consultants;

            (b) any Contract with any labor union or other representative of employees;

            (c) any Contract for the future purchase of, or payment for, supplies or products, or for the performance of services by a third party, involving payment or potential payment by the Parent or Merger Sub of $10,000 or more under any one Contract or series of related Contracts;

            (d) any Contract, including, without limitation, any outstanding quotations, bids or proposals, to sell goods or to perform services in an aggregate amount in excess of $10,000;

            (e) any conditional sale agreement or lease under which the Parent or Merger Sub is either the seller or purchaser, lessor or lessee, involving annualized payments or potential payments by or to the Parent or Merger Sub that is in excess of $10,000;

            (f) any Contract (including, without limitation, any note, debenture, bond, conditional sale or equipment trust agreement, letter of credit agreement or loan agreement) for the borrowing or lending of money more than $10,000 (including, without limitation, those to or from officers, directors or stockholders of the Parent or Merger sub, or any affiliates or members of their immediate families, for a line of credit, or for a guarantee, security, indemnitee, pledge or undertaking of the indebtedness or obligations of any other person);

            (g)  any  Contract  for  any  charitable  or political contribution;

            (h) any Contract for any capital expenditure involving future payments, which, together with future payments under all other existing Contracts for the same capital project, are in excess of $10,000;

            (i) any Contract limiting or restraining the Parent or Merger Sub from engaging or competing in any lines of business with any person, nor is any officer or employee of the Parent or Merger Sub subject to any such agreement, contract or commitment;

            (j) any license, franchise, distributorship or other Contract relating in whole or in part to any ideas, technical assistance or other know-how of or used by the Parent or Merger Sub;

            (k) any Contract greater than $10,000 which is expected to continue for more than six months from the date hereof;

            (1)  any  Contract  not  made  in  the  ordinary course of business;

            (m) any guaranty, direct or indirect, of any person of any contract, lease or agreement in an amount greater than $10,000 entered into by the Parent or Merger Sub;

Except as may be disclosed on the Disclosure Schedule: each of the Contracts listed on the Disclosure Schedule is valid and enforceable in accordance with its terms; to the best of the Parent and Merger Sub's Knowledge, the Parent and the Merger Sub and the other parties thereto are in substantial compliance with the provisions thereof; except as may be disclosed on the Disclosure Schedule, neither the Parent, Merger Sub nor any other party is (or by reason of the consummation of the transactions contemplated by this Agreement, will be) in default in the performance, observance or fulfillment of any obligation, covenant or condition contained therein and no event has occurred or is anticipated to occur (including the consummation of the transactions contemplated by this Agreement) which with or without the giving of notice or lapse of time, or both, would constitute a default or give the right of termination thereunder.

     SECTION 4.16 Compliance with Law and Permits. To their Knowledge, the Parent and Merger Sub have owned and operated their properties and assets in substantial compliance with the provisions and requirements of all laws, orders, regulations, rules and ordinances issued or promulgated by all Governmental Authorities having jurisdiction with respect thereto, except where the failure to own and operate such properties and assets in compliance with such provisions and requirements would not reasonably be expected to have a Material Adverse Effect. All material governmental certificates, consents, permits, licenses or other authorizations with regard to the ownership or operation by the Parent or Merger Sub of their properties and assets have been obtained, and to the Knowledge of the Parent and Merger Sub no violation exists in respect of such licenses, permits or authorizations, except where the failure to obtain and hold such permits, or any violation thereof by the Parent or Merger Sub, would not reasonably be expected to have a Material Adverse Effect. To the Knowledge of the Parent and Merger Sub, none of the documents and materials filed with or furnished to any Governmental Authority with respect to the properties, assets or businesses of the Parent or Merger Sub contains any untrue statement of a material fact or fails to state a material fact necessary to make the statements therein not misleading.

     SECTION 4.17 Title to Property. Except as disclosed on the Disclosure Schedule, the Parent and Merger Sub have good and marketable title, insured with respect to properties and assets which currently are of a type for which insurance is generally available, free and clear (except as indicated in the Disclosure Statement or in the most recent Parent Financial Statements and liens for current taxes not yet due and payable), of all security interests, liens, encumbrances and encroachments of a material nature, to its real property and other property and assets that are material to the Parent's or Merger Sub's business on a consolidated basis.

     SECTION  4.18     Insurance  and  Bank  Accounts.

            (a) The Disclosure Schedule sets forth a complete and accurate list and description of all insurance policies in force naming the Parent or Merger Sub or any employees of the Parent or Merger Sub as an insured or beneficiary or as a loss payable payee or for which the Parent or Merger Sub have paid or is obligated to pay all or part of the premiums. Neither the Parent nor Merger Sub have received notice of any pending or threatened termination or retroactive premium increase with respect thereto, and the Parent and Merger Sub are in compliance in all material respects with all conditions contained therein. There are no pending material claims against such insurance by the Parent and Merger Sub as to which insurers have denied liability, no defenses provided by insurers under reservations of rights, and no material claim under such insurance that has not been properly filed by the Parent or Merger Sub.

            (b) The Disclosure Schedule contains a list of all bank and investment accounts maintained by the Parent and Merger Sub, including the account numbers, recent balance, institution, and persons having signing authority.

     SECTION 4.19 Trade Names, Trademarks, and Copyrights. The Disclosure Schedule sets forth all trade names, trademarks, service marks, and copyrights and their registrations, owned by the Parent or Merger Sub or in which it has any rights or licenses, together with a brief description of each. The Parent and Merger Sub have no knowledge of any infringement or alleged infringement by others of any trade name, trademark, service mark, or copyright. Neither the Parent nor the Merger Sub have infringed, nor is now infringing, on any trade name, trademark, service mark, or copyright belonging to any other person, firm, or corporation. Except as set forth in the Disclosure Schedule, neither the Parent nor the Merger Sub is a party to any license, agreement, or arrangement, whether as licensor, licensee, franchisor, franchisee, or otherwise, with respect to any trade names, trademarks, service marks, or applications for it, or any copyrights. The Parent and Merger Sub own, or hold adequate licenses or other rights to use, all trade names, trademarks, service marks, and copyrights necessary for their respective business as now conducted by them, and that use does not, and will not, conflict with, infringe on, or otherwise violate any rights of others.

     SECTION 4.20 Interests in Customers, Suppliers, Etc. No shareholder, officer, director or affiliate of the Parent or Merger Sub possesses, directly or indirectly, any financial interest in, or is a director, officer, employee or affiliate of, any corporation, firm, association or business organization that is a client, supplier, customer, lessor, lessee or competitor of such Parent or Merger Sub. Ownership of securities of a corporation whose securities are registered under the Exchange Act not in excess of five percent (5%) of any class of such securities shall not be deemed to be a financial interest for purposes of this Section.

     SECTION 4.21 Registration Rights. Parent has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Parent registered with the Securities and Exchange Commission or any other governmental authority.


                                    ARTICLE V
                                    COVENANTS

     SECTION 5.1 Conduct of Business of the Company. Except as contemplated by this Agreement or disclosed in the Disclosure Schedule, during the period from the date of this Agreement to the Effective Time, the Company, Parent and Merger Sub will each conduct their operations according to their ordinary and usual course of business and consistent with past practice. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement or disclosed in the Disclosure Schedule, neither the Company, Parent nor Merger Sub will, prior to the Effective Time, without the prior written consent of the other (a) issue, sell or pledge, or authorize or propose the issuance, sale or pledge of (i) additional shares of capital stock of any class, or securities convertible into any such shares, or any rights, warrants or options to acquire any such shares or other convertible securities, or (ii) any other securities in respect of, in lieu of or in substitution for, capital stock outstanding on the date hereof; (b) purchase or otherwise acquire, or propose to purchase or otherwise acquire, any outstanding securities; (c) declare or pay any dividend or distribution on any shares of its capital stock;
(d) authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into an agreement in principle or an agreement with respect to, any merger, consolidation or business combination (other than the Merger), any acquisition of a material amount of assets or securities, any disposition of a material amount of assets or securities or any material change in its capitalization, or any entry into a material contract or any release or relinquishment of any material contract rights, not in the ordinary course of business; (e) propose or adopt any amendments to its charter or by-laws; (f) enter into, assign or terminate, or amend in any material respect, any Contract other than in the ordinary course of business; (g) acquire, dispose of, encumber or relinquish any material asset (other than sale of real properties at prices equal to or greater than their carrying values); (h) waive, compromise or settle any right or claim that would adversely affect the ownership, operation or value of any asset; (i) make any capital expenditures other than pursuant to existing capital expenditure programs that are disclosed in the Disclosure Schedule; (j) allow or permit the expiration, termination or cancellation at any time prior to the Effective Time of any of the insurance policies or coverages or surety bonds currently maintained unless replaced with a policy, coverage or bond having substantially the same coverage and similar terms and conditions; (k) increase, directly or indirectly, the salary or other compensation of any officer or member of management, enter into any employment agreement with any person or pay or enter into any agreement to pay any bonuses or other extraordinary compensation to any officer or to any member of management or other employees, or institute any general increase in rates of compensation for its employees, or increase, directly or indirectly, any provisions or other benefits of any of such persons; or (l) waive, settle or compromise any material litigation or other claim on a basis materially adverse.

     SECTION 5.2 Board of Directors; Officers. On the Closing Date, the Board of Directors of Parent will take all actions necessary such that, effective April 16, 2003, (a) Carl A. Chase and Tommy Allen shall be appointed to Parent's Board of Directors and (b) upon such appointment the Board of Directors of Parent will be comprised of four members. The other members of Board of Directors are Jon V. Ludwig and J. Leonard Ivins. On the Closing Date, the Board of Directors shall appoint, effective April 16, 2003, the following officers of Parent: Kevan Casey shall be appointed as president and treasurer; Jon V. Ludwig shall be appointed as chief executive officer and secretary; Tommy Allen shall be appointed as executive vice president of sales and assistant treasurer; Tabitha

Casey  shall  be  appointed as vice president and assistant secretary; and Nancy
Allen  shall  be  appointed  as  vice  president  and  assistant  secretary.

     SECTION  5.3     Other  Agreements.

            (a) On the Closing Date, the Parent will enter into the Employment Agreements set forth as Exhibits C-1, C-2, and C-3with Tommy Allen, Kevan Casey,
                        --------------------------
and  Jon  V.  Ludwig,  respectively.

            (b) On the Closing Date, the Parent will enter into the Lock-Up Agreements set forth as Exhibits D-1, D-2, and D-3with Tommy Allen, Kevan Casey,
                        --------------------------
and  Jon  V.  Ludwig,  respectively.

            (c) On the Closing Date, the Parent shall enter into the Agreement and Release with J. Leonard Ivins and Jon V. Ludwig substantially in the form of Exhibit E-1 and E-2 hereto, respectively.

     SECTION 5.4 Best Efforts. Subject to the terms and conditions herein provided, and to the fiduciary duties of the Boards of Directors of the parties under applicable law, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary action.

     SECTION 5.5 Consents. Parent and the Company each will use its best efforts to obtain such consents of third parties to agreements which would otherwise be violated by any provisions hereof, to take all actions necessary to effect the transactions contemplated hereby, and to make such filings with Governmental Authorities necessary to consummate the transactions contemplated by this Agreement including, without limitation, (a) the vigorous defense of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transaction contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or Governmental Authority vacated or reviewed, and (b) the execution and delivery of any additional instruments (including any required supplemental indentures) necessary to consummate the transactions contemplated by this Agreement.

     SECTION 5.6 Public Announcements. Parent and the Company will consult with each other before issuing any press release or otherwise making any public statements with respect to the existence of this Agreement or the Merger and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law.

     SECTION 5.7 Line of Credit. As of the Closing Date, the Company will have obtained a line of credit in an amount of $1,000,000.00. Evidence of such line of credit shall be included in the Disclosure Schedule, and shall be deemed acceptable to Parent upon its execution of this Agreement.




                                   ARTICLE VI
                    CONDITIONS TO CONSUMMATION OF THE MERGER

     SECTION 6.1 Company's Conditions to the Closing. Immediately prior to the Effective Time, the Parent and Merger Sub shall have satisfied each of the following conditions:

            (a) A certificate, dated the date of the Effective Time of the chief executive officer of Parent certifying that all representations and warranties made in Article IV herein are true and correct as of the date made and as of the Effective Time and that all agreements or other actions required to be performed prior to the Effective Time by Parent or Merger Sub as a condition to consummating the Merger have been performed or taken and such conditions satisfied in accordance with the terms of this Agreement.

            (b) No statute, rule, regulation, executive order, decree, or injunction shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction in the United States or domestic Governmental Authority which prohibits or restricts the consummation of the Merger.

            (c) There shall have been no material adverse change in the business, properties, or financial condition of Parent or Merger Sub to this Agreement.

            (d) All parties shall have delivered all documents, exhibits and schedules and taken all other actions required by this Agreement.

            (e) All representations and warranties of any party shall be true and effective as of the Effective Time.

            (f) At the Closing, the officers and directors of Parent shall have delivered such resignations as may be necessary to carry out the provisions of
Section 5.2 hereof, a release of all claims they may have against the Parent or Merger Sub, and a confirmation of their equity ownership in the Parent.

            (g) Parent shall have delivered to the Company a certificate, dated as of a date no later than ten days prior to the Closing Date, duly issued by the Secretary of State of Delaware that Parent is in good standing and that all state franchise and/or income tax returns and taxes for each for all periods prior to the Closing have been filed and paid.

            (h) Company shall have received an incumbency certificate or certificates, dated the Closing Date and signed by the Secretary of Parent certifying the names, titles and signatures of the officers authorized to execute the documents referred to in this section and such additional supporting documentation and other information with respect to the transactions contemplated hereunder as the Company or their counsel may reasonably request.

            (i) The common stock of Parent shall be qualified for trading on the OTC Bulletin Board and a minimum of two market makers shall be making a market for such shares.

     SECTION  6.2     Parent's Conditions to the Closing.   Immediately prior to
the Effective Time, the Company shall have satisfied each of the following conditions:

            (a) A certificate, dated the date of the Effective Time of the chief executive officer of the Company certifying that all representations and warranties made in Article III herein are true and correct as of the date made and as of the Effective Time and that all agreements or other actions required to be performed prior to the Effective Time by the Company as a condition to consummating the Merger have been performed or taken and such conditions satisfied in accordance with the terms of this Agreement.

            (b) No statute, rule, regulation, executive order, decree, or injunction shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction in the United States or domestic Governmental Authority which prohibits or restricts the consummation of the Merger.

            (c) There shall have been no material adverse change in the business, properties, or financial condition of the Company to this Agreement.

            (d) All parties shall have delivered all documents, exhibits and schedules and taken all other actions required by this Agreement.

            (e) All representations and warranties of any party shall be true and effective as of the Effective Time.

            (f) Company shall have delivered to the Parent a certificate, dated as of a date no later than ten days prior to the Closing Date, duly issued by the Secretary of State of Texas that Company is in good standing and that all state franchise and/or income tax returns and taxes for each for all periods prior to the Closing have been filed and paid.

            (g) Parent shall have received an incumbency certificate or certificates, dated the Closing Date and signed by the Secretary of Company certifying the names, titles and signatures of the officers authorized to execute the documents referred to in this section and such additional supporting documentation and other information with respect to the transactions contemplated hereunder as the Parent or their counsel may reasonably request.

                                  ARTICLE VII
                        TERMINATION, AMENDMENTS; WAIVER

     SECTION 7.1 Termination. This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time notwithstanding approval thereof by the Parent and Company, but prior to the Effective Time by mutual written consent duly authorized by the Boards of Directors of Company, Parent and Merger Sub.

     SECTION 7.2 Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 7.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party or its directors, officers, or stockholders, other than the provisions of Sections 9.9.

     SECTION 7.3 Amendment. This Agreement may be amended only by means of an instrument in writing signed on behalf of all the parties.

     SECTION 7.4 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken by or on behalf of the respective Boards of Directors of the Company, Parent and Merger Sub, may (a) extend the time for the performance of any of the obligations or other acts of any other applicable party hereto, (b) waive any inaccuracies in the representations and warranties contained herein by any other applicable party or in any document, certificate or writing delivered pursuant hereto by an other applicable party, or (c) waive compliance with any of the agreements of any other applicable party or with any conditions to its own obligations. Any agreement on the part of any other applicable party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                  ARTICLE VIII
                                INDEMNIFICATION

     SECTION 8.1 Parent and Merger Sub's Right to Indemnification. Company shall and does hereby indemnify and hold harmless, Parent, Merger Sub, and their stockholders, directors, officers, employees, agents and representatives from any and all liabilities, obligations, claims, contingencies, damages, costs and expenses (including all court costs and reasonable attorneys' fees) that Parent or any such other indemnified party may suffer or incur as a result of or relating to the material breach or inaccuracy of any of the representations, warranties, covenants or agreements made by Company herein or pursuant hereto.

     SECTION 8.2 Company's Right to Indemnification. Merger Sub and Parent shall and do hereby indemnify and hold Company, and its directors, officers, employees, shareholders, agents and representatives harmless from any and all liabilities, obligations, claims, contingencies, damages, costs and expenses (including all court costs and reasonable attorneys' fees) that Company or any such indemnified party may suffer or incur as a result of or relating to the breach or inaccuracy, or any alleged breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by Merger Sub and Parent herein or pursuant hereto.

     SECTION 8.3 Notice. The party seeking indemnification hereunder ("Indemnitee") shall promptly, and within 30 days after notice to it (notice to
 -----------
Indemnitee being the filing of any action, receipt of any claim in writing or similar form of actual notice) of any claim as to which it asserts a right to indemnification, notify the party from whom  indemnification  is  sought ("Indemnitor") of such claim. Indemnitee shall
                                    ----------
bill Indemnitor for any such claims no more frequently than on a monthly basis, and Indemnitor shall promptly pay (or cause to be paid) Indemnitee upon receipt of any such bill. The failure of Indemnitee to give the notification to Indemnitor contemplated above in this Section shall not relieve Indemnitor from any liability or obligation that it may have pursuant to this Agreement unless the failure to give such notice within such time shall have been materially prejudicial to it, and in no event shall the failure to give such notification relieve Indemnitor from any liability it may have other than pursuant to this Agreement.

     SECTION 8.4 Third-Party Claims. If any claim for indemnification by Indemnitee arises out of an action or claim by a person other than Indemnitee, Indemnitor may, by written notice to Indemnitee, undertake to conduct the defense thereof and to take all other steps or proceedings to defeat or compromise any such action or claim, including the employment of counsel; provided that Indemnitor shall reasonably consider the advice of Indemnitee as to the defense or compromise of such actions and claims, and Indemnitee shall have the right to participate, at its own expense, in such proceedings, but control of such proceedings shall remain exclusively with Indemnitor. Indemnitee shall provide all reasonable cooperation to Indemnitor in connection with such proceedings. Counsel and auditor costs and expenses and court costs and fees of all proceedings with respect to any such action or claim shall be borne by Indemnitor. If any such claim is made hereunder and Indemnitor does not elect to undertake the defense thereof by written notice to Indemnitee within 10 days of notice of any claim or action, Indemnitee shall be entitled to control such proceedings and shall be entitled to indemnity with respect thereto pursuant to the terms of this Article VIII.

     SECTION  8.5     Time  to  Assert  Claims.  Any  claim asserted pursuant to
Section 8.1 or Section 8.2 above must be asserted by written notice given by one party to the other on or before one (1) year from the date of Closing.

     SECTION 8.6 Access to Records. All parties and their agents shall be afforded reasonable access to the Parent's and Company's books and records during normal business hours upon reasonable notice for the purpose of verifying any claim hereunder. Such party or its agents may be required to sign an appropriate confidentiality agreement prior to any inspection of books and records hereunder.

     SECTION 8.7 Offset Right. Any claims under this Article VIII may be satisfied by offsetting any obligation owed to such party.

                                    ARTICLE IX
                                  MISCELLANEOUS

     SECTION 9.1 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person or persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     SECTION 9.2 Brokerage Fees and Commissions. Each party represents that it has incurred no obligation to any broker or finder in connection with the transactions described in this Agreement and agrees to indemnify the other parties and hold them harmless against any liability to any such broker or finder.

     SECTION 9.3 Entire Agreement; Assignment. This Agreement (a) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise.

     SECTION 9.4 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, each of which shall remain in full force and effect.

     SECTION 9.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by facsimile telegram or telex, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

     If  to  the  Company:

               Mr.  Kevan  Casey
               7240  Brittmoore  Road,  Suite  118
               Houston,  Texas  77041

     If  to  Parent  or  Merger  Sub:

               Mr.  Jon  V.  Ludwig
               8800  Jameel  Road,  Suite  170
               Houston,  Texas  77040

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

     SECTION 9.6 Governing Law; Venue. This agreement shall be governed by and construed in accordance with the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each of the parties submits to the jurisdiction of any state or federal court sitting in Harris County, Texas in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined only in any such court. Each party agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto

     SECTION 9.7 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     SECTION 9.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

     SECTION 9.9 Expenses. Except as otherwise provided herein, the Parent, Merger Sub and Company shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.

     SECTION 9.10 Performance by Merger Sub. Parent agrees to cause Merger Sub to comply with its obligations hereunder and to cause Merger Sub to consummate the Merger as contemplated herein.

     SECTION 9.11 Disclosure Schedule. Upon the execution hereof, the Company and the Parent shall deliver the Disclosure Schedule to each other. The Disclosure Schedule shall be updated from time to time and prior to the Closing to report any changes in the information contained therein. The Disclosure Schedule shall contain all information required to disclose fully any exception or qualification to this Agreement and shall cross reference the section of this Agreement so qualified.


                                   ARTICLE X.
                                   DEFINITIONS

     For purposes of this Agreement, the following terms shall have the meanings set forth below:

     "ACTION" shall mean any action, suit, litigation, complaint, counterclaim, claim, petition, mediation contest, or administrative proceeding, whether at law, in equity, in arbitration or otherwise, and whether conducted by or before any Government or other Person.

     "CLOSING"  shall  have  the  meaning  set  forth  in  Section  1.8  hereof.

     "CLOSING  DATE"  shall  mean  the  time  and  date that the Closing occurs.

     "CODE" shall mean the United States Internal Revenue Code of 1986, as amended, and all regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

     "CONSENTS" shall mean all consents, approvals, and estoppels of others which are required to be obtained in order to effect the valid assignment, transfer, and conveyance to Purchaser of the Material Contracts without resulting in any default thereunder.

     "CONTRACTS" shall mean all contracts, agreements, and leases of equipment or other personal property that relate exclusively to the Business.

     "DEFAULT" shall mean an event of default as defined in any contract or other agreement or instrument, or any event which, with the passage of time or giving of notice or both, would constitute an event of default or other breach under such document or instrument.

     "DISCLOSURE SCHEDULE" shall mean the set of numbered schedules referencing Sections of this Agreement delivered by Seller and dated of even date herewith, as supplemented by new or amended schedules delivered by Seller prior to the Closing.

     "EFFECTIVE  TIME"  shall  have the meaning set forth in Section 1.2 hereof.

     "ENVIRONMENTAL LAWS" shall mean all federal, state, municipal, and local laws, statutes, ordinances, rules, regulations, conventions, and decrees relating to the environment, including without limitation, those relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic, or Hazardous Materials or wastes of every kind and nature into the environment (including without limitation ambient air, surface water, ground water, soil, and subsoil), or otherwise relating to the manufacture, generation, processing, distribution, application, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic, or hazardous substances or wastes, and any and all laws, rules, regulations, codes, directives, orders, decrees, judgments, injunctions, consent agreements, stipulations, provisions, and conditions of Environmental Permits, licenses, injunctions, consent agreements, stipulations, certificates of authorization, and other operating authorizations, entered, promulgated, or approved thereunder.

     "ENVIRONMENTAL PERMITS" shall mean all permits, licenses, certificates, approvals, authorizations, regulatory plans or compliance schedules required by applicable Environmental Laws, or issued by a Government pursuant to applicable Environmental Laws, or entered into by agreement of the party to be bound, relating to activities that affect the environment, including without limitation, permits, licenses, certificates, approvals, authorizations, regulatory plans and compliance schedules for air emissions, water discharges, pesticide and herbicide or other agricultural chemical storage, use or application, and Hazardous Material or Solid Waste generation, use, storage, treatment and disposal.

     "FORUM" shall mean any federal, state, local, municipal, or foreign court, governmental agency, administrative body or agency, tribunal, private alternative dispute resolution system, or arbitration panel.

     "FINANCIAL  STATEMENTS"  shall  have  the meaning set forth in Section 3.4.


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     "GOVERNMENT"  shall  mean  any federal, state, local, municipal, or foreign government or any department, commission, board, bureau, agency, instrumentality, unit, or taxing authority thereof.

     "HAZARDOUS MATERIAL" shall mean all substances and materials designated as hazardous or toxic as of the date hereof pursuant to any applicable Environmental Law.

     "KNOWLEDGE" when used to qualify a representation, warranty, or other statement shall mean the actual knowledge after reasonable investigation.

     "LIABILITIES"  shall  have  the  meaning  set  forth  in  Section  3.10.

     "MATERIAL ADVERSE EFFECT" shall mean any adverse change in the financial condition, assets, business or operations of any party and its subsidiaries which is material to such party taken as a whole.

     "MATERIAL CONTRACTS" shall mean all Contracts that involve monetary obligations of Seller of more than $10,000 per year or that are not cancelable by Seller upon thirty days notice or less without penalty, a list of which are set forth in the Disclosure Schedule.

     "ORDERS" shall mean all applicable orders, writs, judgments, decrees, rulings, consent agreements, and awards of or by any Forum or entered by consent of the party to be bound.

     "PERSON" shall include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization, a government, and any other legal entity.

     "REAL PROPERTY" shall mean the land and improvements owned or leased by the Company or its Subsidiaries and all buildings, fixtures, signs, parking facilities, and other improvements located thereon and appurtenances thereto.

     "SCHEDULES"  shall  mean  the numbered sections of the Disclosure Schedule.

     "SOLID WASTE" shall mean any garbage, refuse, sludge from a waste treatment plant, water supply treatment plant, or air pollution control facility, and other discarded material, including solid, liquid, semisolid, or contained gaseous material resulting from industrial, commercial, mining, and agricultural operations, and from community activities.

     "SUBSIDIARY" shall mean, when used with reference to an entity, any corporation, a majority of the outstanding voting securities of which are owned directly or indirectly by such entity. Such term shall also refer to any other partnership, limited partnership, joint venture, trust, or other business entity in which a party hereto owns a material interest.






                            *** SIGNATURES FOLLOW ***






                                       21
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     IN  WITNESS  WHEREOF,  each  of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year set forth above.


                                      ELINEAR,  INC.
                                      a  Delaware  corporation


                                      By:  /s/  Jon.  V.  Ludwig
                                         --------------------------------
                                         Jon  V.  Ludwig,  President


                                      NETVIEW  ACQUISITION  CORP.
                                      a  Texas  corporation

                                      By:  /s/  Jon.  V.  Ludwig
                                         --------------------------------
                                      Name:  Jon  V.  Ludwig
                                      Title:   President


                                      NETVIEW  TECHNOLOGIES,  INC.
                                      a  Texas  corporation


                                      By:  /s/  Kevan  Casey
                                         --------------------------------
                                         Kevan  Casey,  President